                                                                                                 Exhibit 23.3

                                                    CONSENT OF ARTHUR ANDERSEN LLP

                                                     Independent Auditors' Consent

To the Board of Directors of
Acxiom Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 11, 2001 incorporated by reference in Acxiom Corporation's Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this registration statement.

                     /s/ ARTHUR ANDERSEN LLP

Little Rock, Arkansas
August 29, 2001